THE TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio

Supplement dated October 3, 2011 to the
Statement of Additional Information dated February 25, 2011
____________________________________________________________________________

This supplement amends the Statement of Additional Information (“SAI”) of The Target Portfolio Trust (the “Trust”) dated February 25, 2011 and is in addition to any existing supplements to the Trust’s SAI.

1. Under “Management & Advisory Arrangements,” the fee rate in the table captioned “Subadvisers and Subadvisory Fee Rates” for Massachusetts Financial Services Company with respect to the Large Capitalization Growth Portfolio is deleted and replaced with the following:

Portfolio Name	Subadviser	Fee Rate
Large Capitalization Growth	Massachusetts Financial Services Company

Effective on and after October 1, 2011
0.375% of combined average daily net assets to $250 million;
0.325% of the next $250 million;
0.300% of the next $250 million;
0.275% of the next $250 million;
0.250% of the next $500 million; and
0.225% of combined average daily net assets over $1.5 billion [2]

2 For purposes of calculating the subadvisory fee payable to Massachusetts Financial Services Company (MFS), the average daily net assets in all portfolios sub-advised by MFS that are managed by Prudential Investments LLC or by Prudential Investments LLC and AST Investment Services, Inc. that have substantially the same investment strategy (i.e., domestic large capitalization growth) will be combined.

LR392